                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 1, 2001

                      Insight Communications Company, Inc.
             (Exact name of Registrant as specified in its charter)


        Delaware                             0-26677                            13-4053502
(State of incorporation)              (Commission File No.)        (IRS Employer Identification No.)

                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)

                  Registrant's telephone number: (917) 286-2300

Item 5.   Other Events.

     On February 1, 2001, Insight Communication Company, Inc. issued a press release pursuant to Rule 135c of the Securities Act of 1933 announcing an unregistered $220 million discount bond offering pursuant to a private placement under Rule 144A of the Securities Act. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


Item 7.   Financial Statements and Exhibits.

(a)    Financial Statements: None

(b)    Pro Forma Financial Information: None

(c)    Exhibits:

 Exhibit No.      Description
 -----------      -----------

    99.1          Press Release dated February 1, 2001

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Insight Communications Company, Inc.
                                           (Registrant)


Date: February 9, 2001                  By: /s/ Elliot Brecher
                                           -------------------------------------
                                            Elliot Brecher
                                            Senior Vice President
                                             and General Counsel